DREMAN CONTRARIAN FUNDS

Dreman High Opportunity Fund
Dreman Contrarian Mid Cap Value Fund
Dreman Contrarian Small Cap Value Fund
Dreman Market Over-Reaction Fund
Dreman Contrarian International Value Fund

Supplement dated June 16, 2010 to the Statement of Additional Information
dated March 1, 2010

Dreman Value Management, LLC. (the “Advisor”), the investment advisor to the Dreman Contrarian Mid Cap Value Fund (the “Mid Cap Fund”), has refined its definition of mid-capitalization companies.  As a result, the information contained in the Statement of Additional Information under the headings “Additional Information About the Funds’ Investments and Risk Considerations – Equity Securities” and “Investment Limitations – Non-Fundamental – Name Rule” is modified as reflected below.

Under normal circumstances, the Mid Cap Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities of mid-capitalization companies, which the Advisor defines as companies with market capitalizations ranging from $2 billion to $15 billion.

*  *  *  *  *  *

Shareholders should read this supplement in conjunction with the Statement of Additional Information, as well as the Funds’ prospectus.  These documents provide information that you should know before investing, and should be retained for future reference.  These documents are available upon request and without charge by calling Shareholder Services at (800) 247-1014.